Exhibit 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors
Cuba City Telephone Exchange Company
Madison, Wisconsin


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-98859) of Lynch Interactive Corporation pertaining to the 401(k) Savings Plan of Lynch Interactive Corporation and the Upper Peninsula Telephone Company 401(k) Plan and Trust of our report dated January 16, 2003, with respect to the statements of income, retained earnings and cash flows of Cuba City Telephone Exchange Company for the year ended December 31, 2002 included in this Annual Report (Form 10-K) for the year ended December 31, 2004.





                                                SIEPERT & CO. LLP
                                                Certified Public Accountants


Beloit, Wisconsin

March 31, 2005

                       CONSENT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors
Belmont Telephone Company
Madison, Wisconsin


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-98859) of Lynch Interactive Corporation pertaining to the 401(k) Savings Plan of Lynch Interactive Corporation and the Upper Peninsula Telephone Company 401(k) Plan and Trust of our report dated January 16, 2003, with respect to the statements of income, retained earnings and cash flows of Belmont Telephone Company for the year ended December 31, 2002 included in this Annual Report (Form 10-K) for the year ended December 31, 2004.





                                                   SIEPERT & CO. LLP
                                                   Certified Public Accountant


Beloit, Wisconsin

March 31, 2005

                       CONSENT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors
Upper Peninsula Telephone Company
Carney, Michigan


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-98859) of Lynch Interactive Corporation pertaining to the 401(k) Savings Plan of Lynch Interactive Corporation and the Upper Peninsula Telephone Company 401(k) Plan and Trust of our report dated January 17, 2003, with respect to the statements of income, stockholder's equity and cash flows of Upper Peninsula Telephone Company for the year ended December 31, 2002 included in this Annual Report (Form 10-K) for the year ended December 31, 2004.





                                                  SIEPERT & CO. LLP
                                                  Certified Public Accountants


Beloit, Wisconsin

March 31, 2005